1. Summary of Significant Accounting Policies: Income Recognition (Policies)	12 Months Ended
Dec. 31, 2013
Policies
Income Recognition:

Income Recognition:

           Accounting principles generally accepted in the United States of America require that an interest yield method be used to calculate the income recognized on accounts which have precomputed charges.  An interest yield method is used by the Company on each individual account with precomputed charges to calculate income for those on-going accounts, however, state regulations often allow interest refunds to be made according to the “Rule of 78's” method for payoffs and renewals.  Since the majority of the Company's accounts with precomputed charges are repaid or renewed prior to maturity, the result is that most of the accounts with precomputed charges effectively yield on a Rule of 78's basis.

           Precomputed finance charges are included in the gross amount of certain direct cash loans, sales finance contracts and certain real estate loans.  These precomputed charges are deferred and recognized as income on an accrual basis using the effective interest method.  Some other cash loans and real estate loans, which do not have precomputed charges, have income recognized on a simple interest accrual basis.  Any loan which becomes 60 days or more past due, based on original contractual term, is placed in a non-accrual status.  When a loan is placed in non-accrual status, income accruals are discontinued.  Accrued income prior to the date an account becomes 60 days or more past due is not reversed.  Income on loans in non-accrual status is earned only if payments are received.  A loan in nonaccrual status is restored to accrual status when it becomes less than 60 days past due.

           Loan fees and origination costs are deferred and recognized as an adjustment to the loan yield over the contractual life of the related loan.

           The property and casualty credit insurance policies written by the Company, as agent for an unrelated insurance company, are reinsured by the Company’s property and casualty insurance subsidiary.  The premiums are deferred and earned over the period of insurance coverage using the pro-rata method or the effective yield method, depending on whether the amount of insurance coverage generally remains level or declines.

           The credit life and accident and health policies written by the Company, as agent for an unrelated insurance company, are reinsured by the Company’s life insurance subsidiary.  The premiums are deferred and earned using the pro-rata method for level-term life policies and the effective yield method for decreasing-term life policies.  Premiums on accident and health policies are earned based on an average of the pro-rata method and the effective yield method.

           Claims of the insurance subsidiaries are expensed as incurred and reserves are established for incurred but not reported claims.  Reserves for claims totaled $1,444,360 and $1,340,003 at December 31, 2013 and 2012, respectively, and are included in unearned insurance premiums on the consolidated statements of financial position.

           Policy acquisition costs of the insurance subsidiaries are deferred and amortized to expense over the life of the policies on the same methods used to recognize premium income.

           The primary revenue category included in other revenue relates to commissions earned by the Company on sales of auto club memberships. Commissions received from the sale of auto club memberships are earned at the time the membership is sold.  The Company sells the memberships as an agent for a third party.  The Company has no further obligations after the date of sale as all claims for benefits are paid and administered by the third party.